UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-02240

Stratton Monthly Dividend REIT Shares, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA	19462-1050
(Address of principal executive offices)	(Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Monthly Dividend REIT Shares, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

June 30, 2004

STRATTON

MUTUAL FUNDS

Stability·Strategy·Success

Semi-Annual Report June 30, 2004 STRATTON M U T U A L F U N D S S t a b i l i t y S t r a t e g y S u c c e s s

DEAR FELLOW SHAREHOLDER:

FEDERAL RESERVE POLICY AND THE ECONOMY

On June 30th, the Federal Reserve began the process of raising the Federal Funds rate from the historical low point of 1%. We forecast they will continue that process in “measured moves” of  1/4 point at every meeting of the FOMC for the remainder of this year. We believe their ultimate target is to establish the Funds rate in the range of 3% and observe the effects on the economy. This should occur by the first quarter of 2005. The excessive monetary stimulation on the part of the Fed over the past two years has produced a turnaround in the economy; we are starting to see signs of inflation across the board as a result of the economic expansion. In addition to broad inflationary pressures, there are the specific issues of energy prices which are caused more by concern about the stability of supply of Middle East oil than by unusual demand from the economic recovery.

STOCK MARKET REACTION TO HIGHER RATES

It is a given that when the Fed begins the process of tightening the money supply and raising interest rates, the corollary reaction in the stock market is the lowering of price earnings ratios in general. This has been the traditional reaction of markets, and it is also the logical economic reaction of markets to the higher cost of competitive capital alternatives. As interest rates rise, especially for highly liquid short term and intermediate term notes, it produces a competition to stocks for investors funds. This leaves the active equity manager with a dilemma. The manager must continue to seek to perform well in a period when the tide is going out for price earnings ratios. There is an obvious logical answer: own those stocks whose earnings are rising at a much faster rate than the market in general and more important, whose earnings are rising at a rate faster than their price earnings ratios are declining. These are the stock groups that should produce capital gains even in a period of Fed tightening.

EARNINGS FORECASTING

Managements seem unwilling to be optimistic partially because of their fears of lawsuits and regulatory oversight especially since the implementation of Sarbanes-Oxley. Despite this, companies are reporting exceedingly good current earnings. In the first quarter of 2004, the average earnings on the S&P 500 were up 28%. When the final reports are in for the second quarter, the gain will be more in the range of 25-28%. The view for 2005 is presently a gain of 14% for the S&P 500 earnings. A large amount of the uncertainty that surrounds the stock market today is politically driven as should be expected in every presidential election year. A certain amount is produced by the general unwillingness to “go out on a limb” by both managements and analysts and deal with the future more than one quarter at a time. All of this, produces great opportunities in those companies with sharply rising earnings because it is exactly those companies whose future prospects are discounted the most by this near-sighted pessimism.

Sincerely yours,

James W. Stratton

Chairman

August 16, 2004

Past performance is no guarantee of future results. Share prices will fluctuate and you may have a gain or loss when you redeem shares. The Funds are compared to several unmanaged indices. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund

We continue to position the Fund to benefit from a very strong economic recovery which at this time is being led by business spending. Capital Goods stocks have grown to our number two position representing 14.4% of the portfolio. The largest single sector continues to be Energy, which had grown to 15.2% of the portfolio with the addition of Marathon Oil Corp. We presently have five Energy holdings heavily oriented to mid-size companies in the natural gas, gasoline refining or coal sectors. Energy has been one of the best performing sectors in the first half of 2004.

We added six new names to the portfolio. We have been reducing our exposure in the Banking and Insurance sectors with those proceeds being redirected toward more business cycle sensitive companies. Other recent additions have been The Black & Decker Corp. a power tool manufacturer, Georgia Gulf Corp., a producer of chemical intermediate products, International Paper, the world’s largest paper and forest products company, Office Depot, the second largest direct retailer of office supplies and Waste Management, a national company focused in the waste collection and processing field.

During the quarter our portfolio turnover rate continued to track an annualized rate of 35 - 45%, which has been a range that we have had for the last five years. With the addition of assets, our ratio of expenses has been lowered to 1.11%, the lowest in the past five years.

We call your attention to the chart at the bottom of this page, which shows the performance of the Fund. We particularly call your attention to the performance over ten, twenty and thirty years. Very few Funds have had the same management for that period of time, and have been able to produce this type of long-term track record. Obviously, long-term performance is the number one objective of the management company and the Directors of the Funds.

Portfolio holdings are as of 6/30/04, they are subject to change at any time.

FUND HIGHLIGHTS

Stratton Growth Fund

	June 30, 2004	March 31, 2004
Total Net Assets	$69,282,546	$59,175,825
Net Asset Value Per Share	$37.34	$36.99
Shares Outstanding	1,855,270	1,599,753

Portfolio Changes For the Quarter Ended June 30, 2004 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
The Black & Decker Corp. (2.7%)	Comerica, Inc.
Georgia Gulf Corp. (2.6%)	Hewlett-Packard Co.
International Paper Co. (2.9%)	Nationwide Financial Services, Inc.
Marathon Oil Corp. (2.7%)	Sunrise Senior Living, Inc.
Office Depot, Inc. (2.6%)	Whirlpool Corp.
Waste Management, Inc. (2.7%)

Top Five Industry Categories June 30, 2004 (unaudited)

Energy	15.2%
Capital Goods	14.4%
Banking/Financial	11.2%
Insurance/Services	9.8%
Distribution	9.4%

Ten Largest Holdings June 30, 2004 (unaudited)

	Market Value	Percent of TNA
IKON Office Solutions, Inc.	$4,760,050	6.9%
Deere & Co.	2,454,900	3.5
Penn Virginia Corp.	2,383,260	3.4
PacifiCare Health Systems, Inc.	2,319,600	3.3
Rockwell Automation, Inc.	2,250,600	3.2
Commerce Bancorp, Inc. (NJ)	2,200,400	3.2
Occidental Petroleum Corp.	2,178,450	3.1
Anadarko Petroleum Corp.	2,051,000	3.0
Valero Energy Corp.	2,050,528	3.0
Ingersoll-Rand Co. Class A	2,049,300	3.0
	$24,698,088	35.6%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares

The second quarter of 2004 was a roller coaster ride for the REIT sector. Stratton Monthly Dividend REIT Shares had a total return of -7.41%, underperforming the Morgan Stanley REIT Index return of -6.12% and the NAREIT Equity Index return of -5.81%. The year-to-date performance through June 30, 2004 was +2.79% for SMDS, +5.19 for the Morgan Stanley REIT Index, and +5.51% for the NAREIT Equity Index. Some of the strong out-performance of the indices can be attributed to the Index weighting of Lodging REITs that pay little or no dividends. These companies have rebounded significantly. The two Lodging names in the SMDS portfolio have high dividend yields, which follows our strategy; however, these dividend payers have not bounced as much as those other non-income producing names. In addition, our overweighting in the Health Care sector was a drag on performance, as this sector was hurt dramatically in the April sell-off. Recall that this sector was one of the best performing groups in the first quarter of the year.

The REIT sector has seen major volatility since April 2, 2004, when a strong jobs report was issued, raising investor fears of a rising interest rate environment. Rising strongly through the first quarter to a +13.2% year-to-date total return on April 2nd, the Morgan Stanley REIT Index fell precipitously through April and the first half of May. However, since the May lows, the sector has staged a strong comeback, bouncing +20.4% through the early part of July. So despite the wild ride, the sector still remains positive for the year.

We have emphasized the portfolio’s weighting in the Office sector because, despite the fact that a strong recovery in earnings growth is still several quarters away, we see an improvement in the overall fundamentals and still see value in several office names. We have also over-weighted the Health Care REIT sector as we believe in the long term demographics and prospects of the Nursing Home and Assisted Living industries, and find the steady dividend payments of the companies in this group well suited to our strategy.

We continue to believe that REITs deserve a place in all asset allocation strategies. As mentioned before, the performance of REITs will lag other investment alternatives in a rapidly rising interest rate environment. However, we remain confident that the Fed will act in measured steps and that REITs should fluctuate in value in a more normal, historical pattern going forward. As the Economy improves, the fundamentals of the REIT sector will improve, alleviating pressure on company dividend pay-outs. Above-average, well-covered dividends are important to our investment strategy.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Unmanaged indicies are not available for direct investment.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	June 30, 2004	March 31, 2004
Total Net Assets	$192,138,688	$238,230,474
Net Asset Value Per Share	$32.82	$35.97
Shares Outstanding	5,854,405	6,623,929

Portfolio Changes For the Quarter Ended June 30, 2004 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Prentiss Properties Trust (1.9%)	Equity Office Properties Trust
Urstadt Biddle Properties Class A (0.4%)	Equity Residential
Gables Residential Trust
Keystone Property Trust
Sovran Self Storage, Inc.

Top Five Industry Categories June 30, 2004 (unaudited)

Office	24.5%
Health Care	17.7%
Apartments	14.8%
Diversified	9.7%
Regional Malls	8.5%

Ten Largest Holdings June 30, 2004 (unaudited)

	Market Value	Percent of TNA
First Industrial Realty Trust, Inc.	$6,601,520	3.4%
Liberty Property Trust	6,316,991	3.3
The Mills Corp.	6,304,500	3.3
Hospitality Properties Trust	6,133,500	3.2
Glimcher Realty Trust	6,083,000	3.2
Reckson Associates Realty Corp.	6,041,200	3.1
Arden Realty, Inc.	5,882,000	3.1
Health Care REIT, Inc.	5,850,000	3.0
Healthcare Realty Trust, Inc.	5,809,400	3.0
Health Care Property Investors, Inc.	5,788,832	3.0
	$60,810,943	31.6%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund

For the six-month period ended June 30, 2004, Stratton Small-Cap Value Fund posted a +8.3% return compared to the Russell 2000 Index return of +6.8% and the Russell 2000 Value Index return of +7.8%.

Small-cap performance cooled during the second quarter on the heels of first quarter returns in excess of 6%. The Fund added 1.7% during the quarter while the Russell 2000 added 0.5% and the Russell 2000 Value increased 0.9%. Worries about an impending rising interest rate environment, a perceived slowdown in the current economic recovery, and rising oil prices produced heightened volatility during the second quarter. By mid-May the gains registered by the Fund through the first five months of the year, as well as those of the Russell 2000 and Russell 2000 Value, were erased only to be recouped over the following 90 days. This heightened level of volatility is likely to remain in place throughout the balance of 2004 as the Fed continues its “measured” increases in the Fed Funds Rate and the presidential election approaches.

For the six months ended June 30th, performance in Stratton Small-Cap Value Fund was led by the Energy, Technology, Consumer Discretionary, and Producer Durables sectors as more economically sensitive areas of the market continue to outperform. The effort to increase the Fund’s exposure to cyclical companies over the past twelve to eighteen months continued to produce positive results as newer holdings such as Cascade Corp. (2.7%), Yellow Roadway Corp. (2.8%), Georgia Gulf Corp. (2.3%), and Circuit City Stores, Inc. (1.9%) continued to outperform the overall market.

Portfolio holdings are as of 6/30/04, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	June 30, 2004	March 31, 2004
Total Net Assets	$69,972,394	$68,190,013
Net Asset Value Per Share	$35.70	$35.12
Shares Outstanding	1,959,797	1,941,686

Portfolio Changes For the Quarter Ended June 30, 2004 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
ESS Technology, Inc. (1.5%)	Evergreen Resources, Inc.
Georgia Gulf Corp. (2.3%)	Mothers Work, Inc.
PTEK Holdings, Inc. (1.6%)	NDCHealth Corp.
Take-Two Interactive Software, Inc.

Top Five Industry Categories June 30, 2004 (unaudited)

Technology	13.0%
Energy	12.9%
Construction	12.7%
Consumer Durable	8.0%
Health Care	7.8%

Ten Largest Holdings June 30, 2004 (unaudited)

	Market Value	Percent of TNA
IKON Office Solutions, Inc.	$3,441,000	4.9%
Hovnanian Enterprises, Inc. Class A	2,707,380	3.9
D.R. Horton, Inc.	2,556,000	3.7
Penn Virginia Corp.	2,325,484	3.3
PacifiCare Health Systems, Inc.	2,319,600	3.3
Harman International Industries, Inc.	2,275,000	3.3
Cabot Oil & Gas Corp.	2,115,000	3.0
Moog Inc. Class A	2,087,438	3.0
Yellow Roadway Corp.	1,993,000	2.8
Pogo Producing Co.	1,877,200	2.7
	$23,697,102	33.9%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

STRATTON GROWTH FUND

What is the Fund’s investment objective?

The primary objective of SGF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective. The Fund’s investments will normally consist of common stocks, including dividend-paying stocks, that are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The advisor believes that companies that consistently strive to increase their dividends tend to offer the potential of above-average returns. Fundamental analysis is conducted on other important characteristics such as earnings outlook, management strengths, and industry competitive position.

In certain situations, the advisor may buy stocks with strong cash flow that do not currently pay a dividend. In all cases, these companies have the potential for initiating a cash dividend or a large stock buyback to return excess cash flow to shareholders.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Average gross portfolio yield will normally exceed the current yield of the S&P 500 Index.

•	Approximately 40 companies are held.

•	By combining below average valuation with low price volatility (beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES

What is the Fund’s investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of real estate investment trusts (“REITs”).

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend-paying companies so important to the Fund’s portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 90% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

•	The portfolio is comprised of high dividend paying securities.

•	Approximately 40 companies are held.

•	SMDS is managed to provide a high level of current monthly income, and to offer the potential for dividend growth and capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP VALUE FUND

What is the Fund’s investment objective?

The primary objective of SSCV is to seek capital appreciation. The Fund seeks to achieve this objective by investing at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small-capitalization companies. In selecting stocks for the Fund to buy, small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks are of well-established U.S. companies that the advisor believes are undervalued.

What is the investment philosophy used in managing the Fund?

The advisor attempts to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth. A three-step process is employed that focuses on a stock’s fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value.

Why are value stocks so important to the Fund’s portfolio?

Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

What are the primary investment characteristics of the portfolio?

•	Fundamental valuation parameters such as price-to-earnings and price-to-cash flow should be at a significant discount to the average small-cap company. Stocks held by the Fund currently trade at approximately one-half the price-to-earnings ratio of the Russell 2000 Index.

•	Approximately 45 companies are held.

•	By combining discounted valuations with lower than average betas (low price volatility), SSCV seeks to produce strong relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks that tend to have a higher degree of market risk than large-cap stocks due to lack of liquidity, earnings risk, and price volatility.

SCHEDULE OF INVESTMENTS June 30, 2004 (unaudited)

Stratton Growth Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.1%
Banking/Financial – 11.2%
AmSouth Bancorporation	40,000	$1,018,800
Capital One Financial Corp.	25,000	1,709,500
Commerce Bancorp, Inc. (NJ)	40,000	2,200,400
Countrywide Financial Corp.	25,500	1,791,375
PNC Financial Services Group	20,000	1,061,600

		7,781,675

Basic Materials – 2.9%
International Paper Co.	45,000	2,011,500

Business Services – 2.7%
Waste Management, Inc.	60,000	1,839,000

Capital Goods – 14.4%
Deere & Co.	35,000	2,454,900
Ingersoll-Rand Co. Class A	30,000	2,049,300
Rockwell Automation, Inc.	60,000	2,250,600
Tyco International Ltd.	50,000	1,657,000
Xerox Corp.†	110,000	1,595,000

		10,006,800

Chemical – 2.6%
Georgia Gulf Corp.	50,000	1,793,000

Construction – 6.7%
Centex Corp.	30,000	1,372,500
D. R. Horton, Inc.	67,500	1,917,000
Lennar Corp. Class A	30,000	1,341,600

		4,631,100

Consumer Durable – 4.1%
The Black & Decker Corp.	30,000	1,863,900
Hooker Furniture Corp.	50,000	1,008,500

		2,872,400

Consumer Non-Durable – 1.6%
Anheuser-Busch Companies, Inc.	20,000	1,080,000

Consumer Services – 1.6%
American Express Co.	21,000	1,078,980

Distribution – 9.4%
IKON Office Solutions, Inc.	415,000	4,760,050
The Pep Boys – Manny, Moe & Jack	70,000	1,774,500

		6,534,550

Energy – 15.2%
Anadarko Petroleum Corp.	35,000	2,051,000
Marathon Oil Corp.	50,000	1,892,000

	Number of Shares	Market Value (Note 1)
Energy – Continued
Occidental Petroleum Corp.	45,000	$2,178,450
Penn Virginia Corp.	66,000	2,383,260
Valero Energy Corp.	27,800	2,050,528

		10,555,238

Health Care – 1.4%
Wyeth	26,000	940,160

Insurance/Services – 9.8%
The Allstate Corp.	30,000	1,396,500
American International Group, Inc.	10,000	712,800
Lincoln National Corp.	20,000	945,000
PacifiCare Health Systems, Inc.†	60,000	2,319,600
The St. Paul Travelers Companies, Inc.	34,672	1,405,603

		6,779,503

Retailing – 4.5%
Office Depot, Inc.†	100,000	1,791,000
Rite Aid Corp.†	250,000	1,305,000

		3,096,000

Technology – 5.7%
AMETEK, Inc.	50,000	1,545,000
C&D Technologies, Inc.	100,000	1,783,000
SunGard Data Systems Inc.†	25,000	650,000

		3,978,000

Utilities – 2.3%
TXU Corp.	40,000	1,620,400

Total Common Stocks (Cost $41,383,726)		66,598,306

Total Investments – 96.1% (Cost $41,383,726*)		66,598,306
Cash and Other Assets Less Liabilities – 3.9%		2,684,240

NET ASSETS – 100.00%		$69,282,546

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $41,383,726 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$25,214,580

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2004 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.1%
Apartments – 14.8%
Amli Residential Properties Trust	110,000	$3,227,400
Apartment Investment & Management Co.	125,000	3,891,250
Archstone-Smith Trust	125,000	3,666,250
Camden Property Trust	70,000	3,206,000
Mid-America Apartment Communities, Inc.	120,000	4,546,800
Summit Properties, Inc.	217,200	5,569,008
United Dominion Realty Trust, Inc.	220,000	4,351,600

		28,458,308

Diversified – 9.7%
Colonial Properties Trust	120,000	4,623,600
Crescent Real Estate Equities Co.	205,000	3,304,600
iStar Financial Inc.	110,000	4,400,000
Lexington Corporate Properties Trust	115,000	2,289,650
U.S. Restaurant Properties, Inc.	270,000	4,101,300

		18,719,150

Health Care – 17.7%
Health Care Property Investors, Inc.	240,800	5,788,832
Health Care REIT, Inc.	180,000	5,850,000
Healthcare Realty Trust, Inc.	155,000	5,809,400
National Health Investors, Inc.	150,000	4,078,500
Nationwide Health Properties, Inc.	305,000	5,764,500
Universal Health Realty Income Trust	100,000	2,870,000
Ventas, Inc.	165,000	3,852,750

		34,013,982

Industrial – 5.9%
EastGroup Properties, Inc.	140,000	4,713,800
First Industrial Realty Trust, Inc.	179,000	6,601,520

		11,315,320

Lodging – 5.1%
Hospitality Properties Trust	145,000	6,133,500
Winston Hotels, Inc.	350,000	3,622,500

		9,756,000

Net Lease – 2.6%
Commercial Net Lease Realty	295,000	5,074,000

	Number of Shares	Market Value (Note 1)
Office – 24.5%
Arden Realty, Inc.	200,000	$5,882,000
Brandywine Realty Trust	187,500	5,098,125
CarrAmerica Realty Corp.	125,000	3,778,750
Glenborough Realty Trust Inc.	314,800	5,776,580
Highwoods Properties, Inc.	225,000	5,287,500
Liberty Property Trust	157,100	6,316,991
Mack-Cali Realty Corp.	125,000	5,172,500
Prentiss Properties Trust	110,000	3,687,200
Reckson Associates Realty Corp.	220,000	6,041,200

		47,040,846

Regional Malls – 8.5%
Glimcher Realty Trust	275,000	6,083,000
The Mills Corp.	135,000	6,304,500
Simon Property Group, Inc.	75,000	3,856,500

		16,244,000

Shopping Centers – 6.3%
Heritage Property Investment Trust	210,000	5,682,600
New Plan Excel Realty Trust	240,000	5,606,400
Urstadt Biddle Properties Class A	50,000	740,500

		12,029,500

Total Common Stocks (Cost $152,951,409)		182,651,106

Total Investments – 95.1% (Cost $152,951,409*)		182,651,106
Cash and Other Assets Less Liabilities – 4.9%		9,487,582

NET ASSETS – 100.00%		$192,138,688

*	Aggregate cost for federal income tax purposes is $153,506,368 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$30,348,361
Gross unrealized depreciation	(1,203,623)

Net unrealized appreciation	$29,144,738

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2004 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.4%
Aerospace – 3.0%
Moog Inc. Class A†	56,250	$2,087,437

Banking/Financial – 6.2%
Commerce Bancorp, Inc. (NJ)	25,000	1,375,250
Eaton Vance Corp.	40,000	1,528,400
Webster Financial Corp.	20,000	940,400
WSFS Financial Corp.	10,000	486,700

		4,330,750

Basic Materials – 1.3%
Rock-Tenn Co. Class A	55,000	932,250

Capital Goods – 7.3%
Cascade Corp.	60,000	1,875,000
JLG Industries, Inc.	110,000	1,527,900
Terex Corp.†	50,000	1,706,500

		5,109,400

Chemical – 3.9%
Georgia Gulf Corp.	45,000	1,613,700
Hercules Inc.†	95,000	1,158,050

		2,771,750

Construction – 12.7%
Beazer Homes USA, Inc.	10,000	1,003,100
D.R. Horton, Inc.	90,000	2,556,000
Hovnanian Enterprises, Inc. Class A†	78,000	2,707,380
M/I Homes, Inc.	20,000	812,000
M.D.C. Holdings, Inc.	28,749	1,828,724

		8,907,204

Consumer Durable – 8.0%
American Axle & Manufacturing Holdings, Inc.	30,000	1,090,800
CSS Industries, Inc.	22,500	788,400
Harman International Industries, Inc.	25,000	2,275,000
Polaris Industries, Inc.	30,000	1,440,000

		5,594,200

Distribution – 4.9%
IKON Office Solutions, Inc.	300,000	3,441,000

Energy – 12.9%
Cabot Oil & Gas Corp.	50,000	2,115,000
Houston Exploration Co.†	36,000	1,866,240
Newfield Exploration Co.†	15,000	836,100
Penn Virginia Corp.	64,400	2,325,484
Pogo Producing Co.	38,000	1,877,200

		9,020,024

	Number of Shares	Market Value (Note 1)
Health Care – 7.8%
CONMED Corp.†	50,000	$1,370,000
Henry Schein, Inc.†	15,000	947,100
Respironics, Inc.†	30,000	1,762,500
Sunrise Senior Living, Inc.†	35,000	1,369,900

		5,449,500

Insurance/Services – 6.2%
Donegal Group Inc. Class B	29,633	595,327
PacifiCare Health Systems, Inc.†	60,000	2,319,600
Selective Insurance Group, Inc.	35,000	1,395,800

		4,310,727

Retailing – 3.4%
Circuit City Stores, Inc.	100,000	1,295,000
Electronics Boutique Holdings Corp.†	40,000	1,053,600

		2,348,600

Technology – 13.0%
Anixter International Inc.†	45,000	1,531,350
Bel Fuse, Inc. Class B	40,000	1,668,000
ESS Technology, Inc.†	95,000	1,017,450
Mentor Graphics Corp.†	60,000	928,200
MICROS Systems, Inc.†	20,000	959,400
OSI Systems, Inc.†	50,000	996,500
PTEK Holdings, Inc.†	95,000	1,095,350
Technitrol, Inc.†	42,000	919,800

		9,116,050

Transportation – 3.7%
Maritrans Inc.	40,500	609,525
Yellow Roadway Corp.†	50,000	1,993,000

		2,602,525

Utilities – 2.1%
Energen Corp.	30,000	1,439,700

Total Common Stocks (Cost $34,801,795)		67,461,117

Total Investments – 96.4% (Cost $34,801,795*)		67,461,117
Cash and Other Assets Less Liabilities – 3.6%		2,511,277

NET ASSETS – 100.00%		$69,972,394

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $34,801,795 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$32,888,278
Gross unrealized depreciation	(228,956)

Net unrealized appreciation	$32,659,322

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (unaudited)

	SGF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $41,383,726, $152,951,409, and $34,801,795, respectively) (Note 1)	$66,598,306	$182,651,106	$67,461,117
Cash	2,787,814	8,531,738	2,535,683
Dividends and interest receivable	53,529	1,035,556	13,648
Receivable for shares sold	152,611	34,410	17,000
Prepaid expenses	—	—	8,769

Total Assets	69,592,260	192,252,810	70,036,217

LIABILITIES:
Accrued advisory fee	—	—	63,823
Payable to affiliate	1,389	47,443	—
Accrued expenses and other liabilities	3,076	21,200	—
Payable for shares redeemed	2,535	45,479	—
Payable for investment securities purchased	302,714	—	—

Total Liabilities	309,714	114,122	63,823

NET ASSETS:
Applicable to 1,855,270, 5,854,405 and 1,959,797 shares outstanding, respectively[1]	$69,282,546	$192,138,688	$69,972,394

Net asset value, offering and redemption price per share	$37.34	$32.82	$35.70

SOURCE OF NET ASSETS:
Paid-in capital	$40,924,028	$163,585,498	$35,600,646
Undistributed net investment income (loss)	55,987	(387,883)	(213,877)
Accumulated net realized gain (loss) on investments	3,087,951	(758,624)	1,926,303
Net unrealized appreciation of investments	25,214,580	29,699,697	32,659,322

Net Assets	$69,282,546	$192,138,688	$69,972,394

[1]	SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2004 (unaudited)

	SGF	SMDS	SSCV
INCOME:
Dividends	$382,350	$6,662,238	$268,304
Interest	11,602	14,006	4,484

Total Income	393,952	6,676,244	272,788

EXPENSES:
Accounting/Pricing services fees	18,750	51,710	18,750
Administration services fees	19,392	52,686	19,399
Advisory fees (Note 2)	228,766	644,344	372,915
Audit fees	—	14,500	10,331
Custodian fees	5,774	16,969	4,055
Directors’ fees	5,572	18,495	5,933
Legal fees	916	3,610	1,046
Miscellaneous fees	2,246	7,313	2,389
Printing and postage fees	6,561	32,720	6,494
Registration fees	22,191	30,335	19,490
Taxes other than income taxes	2,675	7,775	2,775
Transfer agent fees	25,122	114,324	23,088

Total Expenses	337,965	994,781	486,665

Net Investment Income (Loss)	55,987	5,681,463	(213,877)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	2,188,215	3,716,098	985,357
Net increase (decrease) in unrealized appreciation on investments	2,079,795	(6,144,052)	4,535,147

Net gain (loss) on investments	4,268,010	(2,427,954)	5,520,504

Net increase in net assets resulting from operations	$4,323,997	$3,253,509	$5,306,627

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SGF		SMDS
	6 Months Ended 6/30/04*	Year Ended 12/31/03	6 Months Ended 6/30/04*	Year Ended 12/31/03
OPERATIONS:
Net investment income	$55,987	$133,524	$5,681,463	$5,547,405
Net realized gain on investments	2,188,215	2,611,069	3,716,098	2,309,142
Net increase (decrease) in unrealized appreciation of investments	2,079,795	12,678,283	(6,144,052)	38,017,037

Net increase in net assets resulting from operations	4,323,997	15,422,876	3,253,509	45,873,584

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00 and $0.09 per share, respectively, for SGF, $0.96 and $1.26 per share, respectively, for SMDS)	—	(133,524)	(6,069,346)	(6,858,942)
From realized gains on investments ($0.00 and $1.32 per share, respectively, for SGF)	—	(1,924,093)	—	—
Return of capital ($0.00 and $0.00 per share, respectively, for SGF, $0.00 and $0.66 per share, respectively, for SMDS)	—	—	—	(3,596,648)

Total Distribution	—	(2,057,617)	(6,069,346)	(10,455,590)

CAPITAL SHARE TRANSACTIONS:[1]	8,209,995	5,780,513	(9,878,720)	35,577,371

Total increase (decrease) in net assets	12,533,992	19,145,772	(12,694,557)	70,995,365
NET ASSETS:
Beginning of period	56,748,554	37,602,782	204,833,245	133,837,880

End of period (including undistributed net investment income (loss) of $55,987 and $0, respectively, for SGF, and ($387,883) and $0, respectively, for SMDS)	$69,282,546	$56,748,554	$192,138,688	$204,833,245

	SSCV
	6 Months Ended 6/30/04*	Year Ended 12/31/03
OPERATIONS:
Net investment income loss	$(213,877)	$(428,193)
Net realized gain on investments	985,357	3,732,260
Net increase in unrealized appreciation of investments	4,535,147	16,945,568

Net increase in net assets resulting from operations	5,306,627	20,249,635

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments ($0.00 and $1.24 per share, respectively, for SSCV)	—	(2,254,232)

CAPITAL SHARE TRANSACTIONS:[1]	2,481,467	(642,826)

Total increase in net assets	7,788,094	17,352,577
NET ASSETS:
Beginning of period	62,184,300	44,831,723

End of period (including undistributed net investment (loss) of ($213,877) and $0, respectively, for SSCV)	$69,972,394	$62,184,300

*	Unaudited

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SGF
	6 Months Ended 06/30/04*		Year Ended 12/31/03
	Shares	Value	Shares	Value
Shares issued	480,673	$17,491,816	252,806	$8,148,354
Shares reinvested from net investment income and capital gains distributions	—	—	54,991	1,792,521

	480,673	17,491,816	307,797	9,940,875
Shares redeemed net of redemption fees of $54,118 and ($2,976), respectively	(261,394)	(9,281,821)	(148,806)	(4,160,362)

Net increase	219,279	$8,209,995	158,991	$5,780,513

	SMDS
	6 Months Ended 6/30/04*		Year Ended 12/31/03
	Shares	Value	Shares	Value
Shares issued	827,799	$27,602,451	2,199,016	$63,719,986
Shares reinvested from net investment income	131,495	4,388,827	269,995	7,672,664

	959,294	31,991,278	2,469,011	71,392,650
Shares redeemed net of redemption fees of $68,029 and $83,684, respectively	(1,338,065)	(41,869,998)	(1,274,626)	(35,815,279)

Net increase (decrease)	(378,771)	$(9,878,720)	1,194,385	$35,577,371

	SSCV
	6 Months Ended 6/30/04*		Year Ended 12/31/03
	Shares	Value	Shares	Value
Shares issued	121,455	$4,112,961	155,484	$4,362,120
Shares reinvested from capital gains distributions	—	—	52,963	1,697,984

	121,455	4,112,961	208,447	6,060,104
Shares redeemed net of redemption fees of $4,716 and ($1,425), respectively	(48,325)	(1,631,494)	(280,987)	(6,702,930)

Net increase (decrease)	73,130	$2,481,467	(72,540)	$(642,826)

*	Unaudited

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Growth Fund, Inc. (“SGF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”) which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to seek capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

B.  Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C.  Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $3,900,000 of which $775,000 expires in 2005, $1,835,000 expires in 2007 and $1,290,000 expires in 2010.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (unaudited)

D.  Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E.  Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

The Funds impose a redemption fee of 1.50% on shares that are redeemed within one hundred and twenty days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds were as follows:

	6 Months Ended 6/30/04 (Unaudited)	Year Ended 12/31/03
Stratton Growth Fund	$54,118	$(2,976)
Stratton Monthly Dividend REIT Shares	68,029	83,684
Stratton Small-Cap Value Fund	4,716	(1,425)

See Note 4. for tax character of distributions paid.

Note 2. – During the six months ended June 30, 2004, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SGF—$228,766; SMDS—$644,344; SSCV—$372,915. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of  3/48 of 1% (annually  3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of  5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of the average daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund’s gross performance is compared with the performance of the

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (unaudited)

Russell 2000 Index (“Russell 2000”) over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the six months ended June 30, 2004 caused the advisory fee to increase by $126,283.

Certain officers and Directors of the Funds are also officers and Directors of the Advisor. None of the Funds’ officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws.

Note 3. – Purchases and sales of investment securities, excluding short-term notes, for the six months ended June 30, 2004 were as follows:

	SGF	SMDS	SSCV
Cost of purchases	$19,221,843	$47,879,810	$5,849,497
Proceeds of sales	10,618,944	59,894,838	4,193,691

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2003 was as follows:

	SGF	SMDS	SSCV
	2003	2003	2003
Distributions paid from:
Ordinary income	$133,524	$6,858,942	$—
Long-term capital gain	1,924,093	—	2,254,232

	2,057,617	6,858,942	2,254,232
Return of capital	—	3,596,648	—

	$2,057,617	$10,455,590	$2,254,232

The tax character of distributions paid during the year ending December 31, 2004, will be reported in the Funds’ December 31, 2004 Annual Report.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (unaudited)

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

	SGF	SMDS	SSCV
Undistributed ordinary income	$—	$—	$—
Undistributed long-term gain	899,736	—	940,946
Unrealized appreciation	23,134,785	35,288,790	28,124,175
Capital loss carryforward	—	(3,919,763)	—

Total Accumulated Earnings	$24,034,521	$31,369,027	$29,065,121

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax recognition of gains on certain securities.

Note 5. – Indemnification

Under the Funds’ organizational documents, its officers and Directors are indemnified agents against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

FINANCIAL HIGHLIGHTS

Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/04*	Years Ended December 31,
		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$34.69	$25.46	$32.81	$32.61	$29.23	$34.07

Income From Investment Operations
Net investment income	0.03	0.09	0.15	0.26	0.32	0.42
Redemption fees	(0.03)	—	—	—	—
Net gains (losses) on securities (both realized and unrealized)	2.65	10.55	(7.12)	2.95	5.83	(3.52)

Total from investment operations	2.65	10.64	(6.97)	3.21	6.15	(3.10)

Less Distributions
Dividends (from net investment income)	—	(0.09)	(0.15)	(0.26)	(0.33)	(0.41)
Distributions (from capital gains)	—	(1.32)	(0.23)	(2.75)	(2.44)	(1.33)

Total distributions	—	(1.41)	(0.38)	(3.01)	(2.77)	(1.74)

Net Asset Value, End of Period	$37.34	$34.69	$25.46	$32.81	$32.61	$29.23

Total Return	7.64%[2]	42.19%	(21.38%)	10.18%	22.05%	(9.29%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$69,283	$56,749	$37,603	$49,204	$47,251	$43,865
Ratio of expenses to average net assets	1.11%[1]	1.28%	1.28%	1.21%	1.24%	1.13%
Ratio of net investment income to average net assets	0.18%[1]	0.32%	0.49%	0.80%	1.13%	1.21%
Portfolio turnover rate	18.37%[2]	38.22%	41.31%	14.27%	49.10%	39.81%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/04*	Years Ended December 31,
		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$32.86	$26.56	$26.74	$23.43	$21.28	$24.78

Income From Investment Operations
Net investment income (loss)	(13.10)	1.26	1.09	1.39	1.45	1.55
Redemption fees	(0.01)	0.01	0.05	—	—	—
Net gains (losses) on securities (both realized and unrealized)	14.03	6.95	0.60	3.84	2.62	(3.01)

Total from investment operations	0.92	8.22	1.74	5.23	4.07	(1.46)

Less Distributions
Dividends (from net investment income)	(0.96)	(1.26)	(1.09)	(1.39)	(1.45)	(1.55)
Distributions (in excess of net investment income)	—	—	—	(0.53)	(0.20)	—
Return of capital	—	(0.66)	(0.83)	—	(0.27)	(0.49)

Total distributions	(0.96)	(1.92)	(1.92)	(1.92)	(1.92)	(2.04)

Net Asset Value, End of Period	$32.82	$32.86	$26.56	$26.74	$23.43	$21.28

Total Return	2.79%[2]	32.38%	6.46%	22.98%	20.10%	(6.25%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$192,139	$204,833	$133,838	$89,709	$60,229	$59,413
Ratio of expenses to average net assets	0.96%[1]	1.00%	1.03%	1.09%	1.20%	1.09%
Ratio of net investment income to average net assets	(0.38%)[1]	6.75%	3.92%	7.80%	8.77%	6.61%
Portfolio turnover rate	23.92%[2]	25.43%	24.33%	71.16%	25.54%	13.94%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended 6/30/04*	Years Ended December 31,
		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$32.96	$22.88	$25.30	$23.32	$19.44	$20.11

Income From Investment Operations
Net investment income (loss)	(0.11)	(0.23)	(0.17)	—	0.24	0.28
Net gains (losses) on securities (both realized and unrealized)	2.85	11.55	(2.24)	2.50	4.35	(0.68)

Total from investment operations	2.74	11.32	(2.41)	2.50	4.59	(0.40)

Less Distributions
Dividends (from net investment income)	—	—	—	—	(0.25)	(0.27)
Distributions (from capital gains)	—	(1.24)	(0.01)	(0.52)	(0.44)	—
Return of capital	—	—	—	—	(0.02)	—

Total distributions	—	(1.24)	(0.01)	(0.52)	(0.71)	(0.27)

Net Asset Value, End of Period	$35.70	$32.96	$22.88	$25.30	$23.32	$19.44

Total Return	8.31%[2]	49.63%	(9.51%)	10.89%	23.91%	(1.98%)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$69,972	$62,184	$44,832	$44,330	$39,600	$36,054
Ratio of expenses to average net assets	1.49%[1]	1.67%	1.68%	1.74%	0.98%	1.08%
Ratio of net investment income (loss) to average net assets	(0.65%)[1]	(0.88%)	(0.69%)	(0.44%)	1.15%	1.29%
Portfolio turnover rate	6.61%[2]	25.94%	17.66%	38.16%	53.21%	43.44%

*	Unaudited
[1]	Annualized
[2]	Not Annualized

See accompanying notes to financial statements.

SHAREHOLDER INFORMATION

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SGF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our “Automatic Investment Plan” (the “Plan”) (See the New Account Application). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of many major daily newspapers where the Funds are listed under Stratton Funds. The Funds’ stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement and Education Plans

Shares of Stratton Mutual Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these accounts and further details about procedures to be followed are available by calling 1-800-634-5726.

SHAREHOLDER INFORMATION (continued)

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds’ toll free number 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer.

Proxy Voting

For information regarding how the Stratton Funds voted proxies, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures call 1-800-634-5726, or visit the SEC’s website at http://www.sec.gov.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail

Stratton Mutual Funds

c/o PFPC Inc.

P. O. Box 9801

Providence, RI 02940

Via Overnight Courier

Stratton Mutual Funds

c/o PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, August 2004. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

D I R E C T O R S Lynne M. Cannon John J. Lombard, Jr. Douglas J. MacMaster, Jr. Merritt N. Rhoad, Jr. Richard W. Stevens James W. Stratton Frank Thomas O F F I C E R S James W. Stratton Chairman Stratton Mutual Funds John A. Affleck, CFA President Stratton Growth Fund James A. Beers President Stratton Monthly Dividend REIT Shares Gerald M. Van Horn, CFA President Stratton Small-Cap Value Fund Joanne E. Kuzma Vice President Patricia L. Sloan Secretary & Treasurer Brigid E. Hummel Assistant Secretary & Assistant Treasurer Michelle A. Whalen Assistant Secretary & Assistant Treasurer I N V E S T M E N T A D V I S O R Stratton Management Company Plymouth Meeting Executive Campus 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050 T R A N S F E R A G E N T & D I V I D E N D P A Y I N G A G E N T PFPC Inc. 760 Moore Road King of Prussia, PA 19406-1212 1-800-472-4266 C U S T O D I A N B A N K PFPC Trust Company The Eastwick Center, 8800 Tinicum Boulevard Philadelphia, PA 19153 Visit the Stratton Mutual Funds web site at http://www.strattonfunds.com STRATTON M U T U A L F U N D S S t a b i l i t y S t r a t e g y S u c c e s s

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a	)(1)	Not applicable.

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Stratton Monthly Dividend REIT Shares, Inc.

By (Signature and Title)*	/s/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer (principal executive officer)

Date	August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES W. STRATTON
James W. Stratton, Chief Executive Officer (principal executive officer)

Date	August 26, 2004

By (Signature and Title)*	/s/ JAMES A. BEERS
James A. Beers, Chief Financial Officer (principal financial officer)

Date	August 26, 2004

*	Print the name and title of each signing officer under his or her signature.